                                                                   EXHIBIT 99.11

                                 EXHIBIT 1.1(m)


                     TRANSITION TRADEMARK LICENSE AGREEMENT


         THIS TRANSITION TRADEMARK LICENSE AGREEMENT ("Agreement") is entered into on this ___ day of _______________, 2003 (the "Effective Date") between CONAGRA FOODS, INC. and CONAGRA BRANDS, INC. (collectively, "Licensors") and PILGRIM'S PRIDE CORPORATION ("Licensee").

WITNESSETH

         WHEREAS, Licensors are the owners of all right, title and interest, and all goodwill, in the respective trademarks identified on Exhibit A attached hereto ("Licensed Trademarks").

         WHEREAS, Licensee has entered into a certain stock purchase agreement dated __________, 2003 (the "Stock Purchase Agreement") with ConAgra and/or one or more of its affiliates, pursuant to which Licensee has agreed to purchase certain assets relating to the Business (as the term "Business" is defined in the Stock Purchase Agreement).

         WHEREAS, Licensee desires to obtain a license from Licensors to use the Licensed Trademarks in connection with the sale of such processed chicken products as were being sold by the Business under the Licensed Trademarks as of the Effective Date (the "Licensed Products"), and Licensors desire to grant Licensee such a license, pursuant to the terms and conditions of this Agreement.

AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter contained, it is agreed as follows:

         1. GRANT OF LICENSE

                  (a) Licensors hereby grant to Licensee (including its Affiliates, as the term "Affiliates" is defined in the Stock Purchase Agreement), and Licensee hereby accepts from Licensors, a non-exclusive, royalty-free and limited license to use the Licensed Trademarks in connection with the sale, production, processing, marketing, advertising, and distribution of the Licensed Products and such related activities as were being conducted by the Business under the Licensed Trademarks as of the Effective Date, pursuant to the terms and conditions of this Agreement (the "License").

                  (b) Licensee agrees that the geographic scope of the License is expressly limited to the United States, including all of the states, districts, territories and possessions of the United States.

                  (c) The parties agree that the License includes, but is not limited to, the right to exhaust Licensee's inventory of all product packaging, promotional materials, letterhead, purchase orders, invoices and other printed materials ("Materials") bearing the BUTTERBALL and COUNTRY SKILLET trademarks, and the right to produce and use replacement Materials bearing such trademarks for the full term of this Agreement; provided, however, that Licensee may not make any material changes in any Materials bearing such trademarks, without the express written consent of ConAgra Brands, Inc. which consent may be withheld in the sole discretion of ConAgra Brands, Inc.

                  (d) The parties agree that the License includes the right to exhaust Licensee's inventory of all Materials bearing the ConAgra Derivative Trademarks (as defined in Exhibit A attached hereto). Licensee will use commercially reasonable efforts to phase out its use of the ConAgra Derivative Trademarks as inventories of Materials are exhausted; provided, however, that Licensee may produce and use replacement Materials bearing the ConAgra Derivative Trademarks, during the term of this Agreement, in circumstances where the removal of such trademarks would result in undue financial burden or production delays (taking into account circumstances such as the cost and time for creating and producing Materials bearing a different trademarks or phase-outs of specific Licensed Products) as determined in Licensee's sole discretion.

                  (e) Licensee agrees that the License expressly excludes the right to grant any third party any sublicense to use the Licensed Trademarks.

                  (f) Licensee agrees that it may not make any material alteration in the specifications or formulations for the Licensed Products without the express written consent of Licensors which consent may be withheld in the sole discretion of Licensors.

                  (g) Licensee agrees that all rights not expressly granted by Licensors to Licensee hereunder are expressly reserved by Licensors. Without limiting the generality of the foregoing, Licensee agrees that the foregoing License is granted to Licensee for the sole purposes set forth under this Agreement and Licensee may not use the Licensed Trademarks for any other purpose whatsoever.

         2. OWNERSHIP AND PROTECTION OF LICENSED TRADEMARKS

                  (a) Licensee agrees that Licensors are the owners of all right, title and interest in the Licensed Trademarks, including all goodwill associated therewith, subject only to the specific rights granted to Licensee pursuant to this Agreement. All goodwill arising from Licensee's use of the Licensed Trademarks will inure solely to the benefit of Licensors.

                  (b) Licensee agrees that it shall only use the Licensed Trademarks as word marks, or as design marks in the logo style and trade dress used in connection with the Business as of the Effective Date. Licensee may not create any new type or design of any Materials bearing the Licensed Trademark without the express written consent of Licensors which may be withheld in the sole discretion of Licensors.

                  (c) Licensee shall promptly notify Licensors in writing of any known infringements, imitations, or unauthorized uses of the Licensed Trademarks by third parties. Licensors shall have the sole right and discretion to institute actions against third parties for infringement of the Licensed Trademarks. Licensors shall have the sole right to control any such action instituted by it, including employment of counsel selected by Licensors. Licensee shall cooperate with Licensors, at Licensors' expense, in connection with any such action instituted by Licensors.

         3. INSPECTIONS

         Licensee acknowledges and agrees that Licensors shall have reasonable access to all facilities, at its cost and during the facilities' normal business hours, in which any of the Licensed Products are produced, packaged, stored or otherwise handled, for the purpose of confirming Licensee's compliance with the terms and conditions of this Agreement without interfering with the business operations of the facilities. Unless Licensors demonstrate a reasonable basis for believing that Licensee has violated the terms and conditions of this Agreement, Licensors shall not seek access to such facilities more than once during the term of this Agreement.

         4. INSURANCE

                  (a) Licensee agrees to maintain the following insurance during the term of this Agreement:

                           (i) Commercial general liability insurance, including
products liability insurance, written on an occurrence form, including blanket contractual liability coverage against claims for bodily injury, affording minimum single limit protection of two million dollars ($2,000,000) per occurrence, and five million dollars ($5,000,000) in the aggregate, with respect to personal injury or death and property damage;

                           (ii) Automobile liability insurance against claims
for bodily injury, death and property damage, affording minimum single limit protection of two million dollars ($2,000,000) with respect to personal injury or death and property damage occurring or resulting from one occurrence; and

                           (iii) Employer's liability insurance against claims
for bodily injury and death, affording minimum single limit protection of two million dollars ($2,000,000) with respect to personal injury or death occurring or resulting from one occurrence and worker's compensation insurance in accordance with the statutory requirements of each state in which Licensee's employees may be found.

                  (b) All such insurance is to be purchased from an insurance company that carries an A.M. Best Rating of "A" or better. Licensee agrees to provide Licensors upon request with certificates of insurance properly executed by Licensee's insurance company evidencing such insurance, and to give Licensors thirty (30) days prior written notice of any cancellation or material alteration of such insurance coverage.

         5. INDEMNIFICATION

                  (a) Licensee shall indemnify, defend and hold harmless Licensors and its Affiliates (as such term is defined in the Stock Purchase Agreement), officers, directors, employees and agents from and against all claims, damages, liabilities and expenses (including attorneys fees) arising out of or related to (i) any third party product liability claims arising out of or related to the sale of Licensed Products by Licensee, except to the extent that such claims arise out of or relate to processed chicken products acquired by Licensee under the Stock Purchase Agreement and Licensee could not have prevented the claim at issue by exercising commercially reasonable precautions, or (ii) the breach of any representation of covenant of Licensee set forth herein .

                  (b) Licensors, in joint and several liability, shall indemnify, defend and hold harmless Licensee and its Affiliates (as such term is defined in the Stock Purchase Agreement), officers, directors, employees and agents from and against all claims, liabilities and expenses (including attorneys fees) arising out of or related to (i) any infringement of a third party's trademark or other intellectual property as a result of the use of the Licensed Trademarks or Materials as set forth in this Agreement, or (ii) the breach of any representation or covenant of Licensors as set forth herein.

         6. REPRESENTATIONS AND COVENANTS OF LICENSEE

         Licensee warrants, represents and covenants to Licensors as follows:

                  (a) Licensee recognizes Licensors' exclusive right, title and interest in the Licensed Trademarks and agrees that it will not, at any time, do or cause to be done any act or thing that Licensee knows or should know impairs or tends to impair any part of Licensors' right, title and interest therein. Licensee agrees that it will not directly or indirectly, during the term of this Agreement or thereafter, attack or contest Licensors' exclusive right, title and interest in the Licensed Trademarks.

                  (b) Licensee will not seek to register the Licensed Trademarks or any other trademark, service mark, corporate name, trade name, domain name or other designation that incorporates the Licensed Trademarks, in any jurisdiction without the express written consent of Licensors which may be withheld in the sole discretion of Licensors.

                  (c) Licensee will take no action that Licensee knows or should know would damage the goodwill and reputation associated with the Licensed Trademarks.

                  (d) Licensee's use of the Licensed Trademarks and its sale of the Licensed Products will comply with all applicable laws and regulations, including but not limited to all applicable laws and regulations relating to the sale, production, processing, marketing, advertising and/or distribution of adulterated or misbranded products.

         7. REPRESENTATIONS AND COVENANTS OF LICENSORS

                  Each of the Licensors warrants, represents and covenants to Licensee as follows:

                           (a) Licensors' have the right and authority to enter into and fully and completely perform this Agreement and any obligations of Licensors hereunder, and know of no facts or circumstances reasonably indicating that any of the Licensors may not possess such right and authority.

                           (b) Licensors own all right, title and interest, and no third party has any ownership right, title or interest, in the Licensed Trademarks anywhere in the United States. The Licensed Trademarks are valid and in effect throughout the United States, and no ownership rights have been abandoned or lost at law or in equity anywhere in the United States. Licensors are not aware of any claims, allegations, actions or litigation brought as a result of a prior use of or sale of goods under the Licensed Trademarks that have diminished or may diminish the goodwill or reputation of the Licensed Trademarks.

                           (c) No third party has asserted, alleged, threatened or initiated any action, claim, opposition or right in connection with the Licensed Trademarks or their use that would conflict with Licensee's use of the Licensed Trademarks, the License granted under this Agreement or the performance of this Agreement.

         8. DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

                  (a) EXCEPT AS EXPRESSLY SET FORTH IN THE STOCK PURCHASE AGREEMENT OR THIS AGREEMENT, THE LICENSE GRANT SET FORTH IN THIS AGREEMENT IS MADE ON AN AS IS BASIS WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LICENSORS AND LICENSEE HEREBY DISCLAIM ALL WARRANTIES AND REPRESENTATIONS, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, WORKMANSHIP OR NON-INFRINGEMENT.

                  (b) EXCEPT AS EXPRESSLY SET FORTH IN THE STOCK PURCHASE AGREEMENT, NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE

TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY ECONOMIC LOSS, PROPERTY DAMAGE, PHYSICAL INJURY, LOST PROFITS OR LOST SAVINGS ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER ARISING UNDER BREACH OF CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR ANY OTHER LEGAL THEORY OR CLAIM, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE OR IF SUCH LOSS OR DAMAGE COULD HAVE BEEN REASONABLY FORESEEN.

         9. TERM AND TERMINATION

                  (a) This Agreement shall commence as of the Effective Date and shall terminate upon the expiration of one (1) calendar year from the Effective Date of this Agreement, unless earlier terminated as set forth herein.

                  (b) Either party may terminate this Agreement upon written notice to the other party in the event that the other party commits a material breach of this Agreement and such breaching party fails to cure such breach within thirty (30) days after receiving written notice of such breach.

                  (c) Licensors may terminate this Agreement upon written notice to Licensee in the event that (i) a petition in bankruptcy is filed by or against Licensee, (ii) Licensee is adjudicated a bankrupt or insolvent, (iii) Licensee makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, (iv) Licensee discontinues its business, or (v) a receiver is appointed for Licensee or Licensee's business and such receiver is not discharged within thirty (30) days.

                  (d) Upon the termination of this Agreement, all rights of Licensee to use the Licensed Trademarks shall automatically cease and Licensee shall immediately cease all use of the Licensed Trademarks.

                  (e) Notwithstanding anything to the contrary provided herein, the provisions of Sections 2(a), 5, 8, 9(d), 9(e), 14 and 15 shall survive the termination of this Agreement.

         10. RELATIONSHIP BETWEEN PARTIES

         Nothing contained in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties and neither party shall take any action nor incur any debts, obligations or liabilities in the name of the other.

         11. ASSIGNMENT

                  (a) Licensee agrees that Licensors may freely assign its rights and obligations under this Agreement.

                  (b) Licensee agrees that the rights and obligations of Licensee under this Agreement are personal to Licensee, and this Agreement may not be assigned by Licensee, in whole or in part, without the express written consent of Licensors which may be withheld in the reasonable discretion of Licensors, except that Licensee may assign this Agreement or any rights and obligations hereunder to any Affiliates without Licensors' consent. Any assignment in violation of this Agreement shall be void and a material breach of this Agreement.

         12. AMENDMENTS

         This Agreement may not be amended or modified except in a writing signed by the party against whom enforcement of such change is sought.

         13. NOTICE

         All notices required or permitted to be given by this Agreement shall be made in accordance with the terms and conditions of the Stock Purchase Agreement.

         14. CHOICE OF LAW

         This Agreement shall be deemed to have been made and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the choice of law provisions set forth in the Stock Purchase Agreement.

         15. CONFIDENTIALITY

                  (a) The term "Confidential Information" shall mean all information that is, directly or indirectly, disclosed by either party to the other party, that should reasonably be understood by the receiving party, due to legends or other markings, the circumstances of disclosure or the nature of the information itself, to be proprietary or confidential to the disclosing party, regardless of whether such information is disclosed in writing, verbally or by virtue of inspection or observation of any tangible or intangible objects, facilities, processes or information.

                  (b) The parties agree that all Confidential Information disclosed by either party to the other party shall be maintained in secrecy by the receiving party using the same safeguards as the receiving party uses to protect its own commercially confidential information of a similar character, but at least using reasonable care. The parties agree that neither party shall disclose any Confidential Information received from the other party to any third party and that both parties shall use Confidential Information received from the other party for the sole purpose of fulfilling its contractual obligations to the other party. The parties agree that they will each disclose Confidential Information received from the other party only to those employees who have a bona fide need to know such Confidential Information. The parties agree that they shall each be responsible for ensuring that their respective employees safeguard all Confidential Information in accordance with the terms and conditions of this Agreement.

                  (c) The parties agree that the term "Confidential Information" does not include any information that is: (i) already known to or otherwise in the possession of the receiving party at the time it is received from the disclosing party, (ii) publicly available or otherwise in the public domain, or
(iii) rightfully obtained by the receiving party from any third party without restriction and without breach of this Agreement by the receiving party.

         16. BINDING EFFECT

         This Agreement shall inure to the benefit of and shall bind the respective parties, their permitted successors and assigns, and their respective affiliates.

         17. SEVERABILITY

         If any portion of this Agreement shall be held to be unenforceable or illegal, such portion of this Agreement shall be deemed cancelled, but such cancellation shall not affect any of the other terms, conditions or provisions of this Agreement.

         18. NONWAIVER

         The failure of either party to require the performance of any term of this Agreement or the waiver by either party of any breach under this Agreement shall not prevent subsequent enforcement of such term, nor be deemed a waiver of any subsequent breach.

         19. HEADINGS

         The section headings within this Agreement are for convenience only and shall not be deemed to affect in any way the language of the provision to which they refer.

         20. LANGUAGE

         The language in this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

         21. ENTIRE AGREEMENT

         This Agreement and the Stock Purchase Agreement constitutes the entire agreement and supersedes any and all other understandings and agreements between the parties with respect to the subject matter hereof and no representation, statement or promise not contained herein shall be binding on either party.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CONAGRA FOODS, INC.                        PILGRIM'S PRIDE CORPORATION


By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
      -------------------------------            -------------------------------

CONAGRA  BRANDS, INC.


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                    EXHIBIT A
                               Licensed Trademarks


Owned by ConAgra Brands, Inc.:

BUTTERBALL (including any logos, trade dress, trademarks and slogans associated therewith)

COUNTRY SKILLET (including any logos, trade dress, trademarks and slogans associated therewith)


Owned by ConAgra ("ConAgra Derivative Trademarks"):

ConAgra (including any logos and slogans associated therewith)

ConAgra FOODS (including any logos and slogans associated therewith)

ConAgra POULTRY COMPANY (including any logos and slogans associated therewith)

All other derivations of ConAgra (including any logos and slogans associated therewith)